Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended July 3, 2010, hereby constitutes and appoints Greg A. Tunney, José G. Ibarra and Gary L. Sandefur as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 20th day of June, 2010.

/s/ David P. Lauer
David P. Lauer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended July 3, 2010, hereby constitutes and appoints Greg A. Tunney, José G. Ibarra and Gary L. Sandefur as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 20th day of June, 2010.

/s/ David L. Nichols
David L. Nichols

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended July 3, 2010, hereby constitutes and appoints Greg A. Tunney, José G. Ibarra and Gary L. Sandefur as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set her hand this 20th day of June, 2010.

/s/ Janice E. Page
Janice E. Page

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended July 3, 2010, hereby constitutes and appoints Greg A. Tunney, José G. Ibarra and Gary L. Sandefur as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 16th day of June, 2010.

/s/ Edward M. Stan
Edward M. Stan

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended July 3, 2010, hereby constitutes and appoints Greg A. Tunney, José G. Ibarra and Gary L. Sandefur as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 21st day of June, 2010.

/s/ Gordon Zacks
Gordon Zacks

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended July 3, 2010, hereby constitutes and appoints Greg A. Tunney, José G. Ibarra and Gary L. Sandefur as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 20th day of June, 2010.

/s/ Harvey A. Weinberg
Harvey A. Weinberg

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended July 3, 2010, hereby constitutes and appoints Greg A. Tunney, José G. Ibarra and Gary L. Sandefur as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 21st day of June, 2010.

/s/ Nicholas P. DiPaolo
Nicholas P. DiPaolo

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended July 3, 2010, hereby constitutes and appoints Greg A. Tunney, José G. Ibarra and Gary L. Sandefur as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 21st day of June, 2010.

/s/ Thomas M. Von Lehman
Thomas M. Von Lehman

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned executive officer and director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended July 3, 2010, hereby constitutes and appoints José G. Ibarra and Gary L. Sandefur as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 16th day of August, 2010.

/s/ Greg A. Tunney
Greg A. Tunney

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned executive officer of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended July 3, 2010, hereby constitutes and appoints Greg A. Tunney and Gary L. Sandefur as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 16th day of August, 2010.

/s/ José G. Ibarra
José G. Ibarra